UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
333-209196-01	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC	81-0977581
(Delaware) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853

333-209196	DUKE ENERGY FLORIDA, LLC	59-0247770
(Depositor and Sponsor) (Florida) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance by Duke Energy Florida Project Finance, LLC of its Series A Senior Secured Bonds (the “Bonds”) as described in the Preliminary Prospectus dated June 15, 2016 and the Prospectus dated June 15, 2016.  It is anticipated that the Bonds will be issued on June 22, 2016.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated June 15, 2016, among Duke Energy Florida Project Finance, LLC, Duke Energy Florida, LLC, RBC Capital Markets, LLC and Guggenheim Securities, LLC, as representatives of the several underwriters

3.2	Amended and Restated Limited Liability Company Agreement, dated as of June 10, 2016, of Duke Energy Florida Project Finance, LLC

4.1

Indenture, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee and Securities Intermediary

99.1	Nuclear Asset-Recovery Property Servicing Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as servicer

99.2	Nuclear Asset-Recovery Property Purchase and Sale Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as seller

99.3	Administration Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as administrator

99.7	Series Supplement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, National Association, as Indenture Trustee

99.8

Intercreditor Agreement, to be dated as of June 22, 2016, among SunTrust Bank, The Bank of New York Mellon Trust Company, National Association, Duke Energy Florida Receivables LLC, Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC

By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Senior Vice President, Tax and Treasurer

DUKE ENERGY FLORIDA, LLC

By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	President, Chief Financial Officer and Treasurer

Dated: June 17, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated June 15, 2016, among Duke Energy Florida Project Finance, LLC, Duke Energy Florida, LLC, RBC Capital Markets, LLC and Guggenheim Securities, LLC, as representatives of the several underwriters

3.2	Amended and Restated Limited Liability Company Agreement, dated as of June 10, 2016, of Duke Energy Florida Project Finance, LLC

4.1

Indenture, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee and Securities Intermediary

99.1	Nuclear Asset-Recovery Property Servicing Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as servicer

99.2	Nuclear Asset-Recovery Property Purchase and Sale Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as seller

99.3	Administration Agreement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as administrator

99.7	Series Supplement, to be dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

99.8

Intercreditor Agreement, to be dated as of June 22, 2016, among SunTrust Bank, The Bank of New York Mellon Trust Company, N.A., Duke Energy Florida Receivables LLC, Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC